                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 4, 1999
                                                         ----------------



                            TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant a specified in its Charter)


       Delaware                         0-17085                  95-3698422
----------------------------         -------------           -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)                File Number)           Identification No.)



  14282 Franklin Avenue, Tustin, California                       92780-7017
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code        (714) 508-6000
                                                    ------------------------

                                 not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On November 4, 1999, Techniclone Corporation, a Delaware corporation (the "Company"), announced that three of its Board members, Larry O. Bymaster, Rockell Hankin and Chairman Thomas R. Testman, have resigned effective November 3, 1999. The remaining directors have appointed Mr. Eric Swartz and Mr. Carl Johnson as new Board members. Mr. Swartz is the Principal of a branch office of Dunwoody Brokerage Services, Inc., the placement agent under Techniclone's existing Common Stock Equity Line Subscription Agreement. Mr. Johnson is a securities counsel for Dunwoody. A fifth Board member is anticipated to be appointed by the reconstituted Board at a later date. The Board appointed incumbent director William Shepherd to serve as Chairman of the Board. Techniclone also announced that Mr. Bymaster has resigned from his position as President and Chief Executive Officer and that Steven C. Burke has resigned from his position as Chief Financial Officer and Corporate Secretary to pursue other personal and business interests. The Board has appointed Dr. John N. Bonfiglio, Techniclone's Vice President of Technology and Business Development, as Interim President and will identify and appoint a permanent President and Chief Executive Officer and an interim or permanent Chief Financial Officer and Corporate Secretary as soon as practicable.

         Techniclone further reported that it has received a written proposal from Dunwoody Brokerages Services, Inc. stating that Dunwoody is highly confident it can provide a bridge financing facility of up to $5 million to Techniclone within a period of three to five weeks. Techniclone and Swartz Private Equity, LLC, an investment fund of which Mr. Swartz is one of the principals, have also reached an agreement in principal in regard to a common stock equity line financing facility of up to $35 million. Although the key terms of such financing facilities have been agreed upon, the consummation of each proposed financing transaction is subject to the negotiation and execution of definitive documentation and customary closing conditions with respect to such financing transactions and there is no guarantee that either of such financing transactions will be consummated. Funding to Techniclone under the proposed common stock equity line agreement is also subject to the filing and effectiveness of a registration statement covering the shares of Techniclone common stock issuable in connection with the equity line and the bridge financing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Exhibits.

     A    Press Release dated November 4, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 1999                      TECHNICLONE CORPORATION


                                            By:  /s/ John N. Bonfiglio
                                                --------------------------------
                                                John N. Bonfiglio, Ph.D.
                                                Interim President



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                                INDEX TO EXHIBITS
                          TO CURRENT REPORT ON FORM 8-K

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.                       DESCRIPTION                           PAGE
-----------                       -----------                           ----

A                        Press Release dated November 4, 1999            5

EXHIBIT A

  TECHNICLONE ANNOUNCES MANAGEMENT CHANGES AND PROPOSED FINANCING TRANSACTIONS

Tustin, Calif.--(BUSINESS WIRE)--Nov. 4, 1999--Techniclone Corporation (NASDAQ:TCLN), announced today that three of its Board members, Larry O. Bymaster, Rockell Hankin and Chairman Thomas R. Testman, have resigned effective November 3, 1999. The remaining directors have appointed Mr. Eric Swartz and Mr. Carl Johnson as new Board members. Mr. Swartz is the Principal of a branch office of Dunwoody Brokerage Services, Inc., the placement agent under Techniclone's existing Common Stock Equity Line Subscription Agreement. Mr. Johnson is a securities counsel for Dunwoody. A fifth Board member is anticipated to be appointed by the reconstituted Board at a later date. The Board appointed incumbent director William Shepherd to serve as Chairman of the Board. Techniclone also announced that Mr. Bymaster has resigned from his position as President and Chief Executive Officer and that Steven C. Burke has resigned from his position as Chief Financial Officer and Corporate Secretary to pursue other personal and business interests. The Board has appointed Dr. John
N. Bonfiglio, Techniclone's Vice President of Technology and Business Development, as Interim President and will identify and appoint a permanent President and Chief Executive Officer and an interim or permanent Chief Financial Officer and Corporate Secretary as soon as practicable.

Techniclone further reported that it has received a written proposal from Dunwoody Brokerages Services, Inc. stating that Dunwoody is highly confident it can provide a bridge financing facility of up to $5 million to Techniclone within a period of three to five weeks. Techniclone and Swartz Private Equity, LLC, an investment fund of which Mr. Swartz is one of the principals, have also reached an agreement in principal in regard to a common stock equity line financing facility of up to $35 million. Although the key terms of such financing facilities have been agreed upon, the consummation of each proposed financing transaction is subject to the negotiation and execution of definitive documentation and customary closing conditions with respect to such financing transactions and there is no guarantee that either of such financing transactions will be consummated. Funding to Techniclone under the proposed common stock equity line agreement is also subject to the filing and effectiveness of a registration statement covering the shares of Techniclone common stock issuable in connection with the equity line and the convertible debenture bridge financing.

Company Overview: Techniclone Corporation is a biopharmaceutical company focused on the development, commercialization and licensing of unique technologies for the treatment of cancer, primarily based on its "collateral targeting technologies." These technologies therapeutically target cell structures and cell types, rather than surface cancer cells, as a means to attack solid tumors, without causing damage to surrounding healthy tissue. The Company has three collateral technologies: CotaraTM, Vasopermeation Enhancement Agents (VEA), and Vascular Targeting Agents (VTA). The Company also has a direct tumor targeting agent called Oncolym(R) for the treatment of advanced non-Hodgkin's B-cell Lymphoma which has been licensed to Schering AG, Germany, which is now responsible for all existing and future Oncolym(R) clinical trial programs as well as marketing.

Safe Harbor Statement: This release may contain certain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ from Techniclone's expectations as a result of risk factors discussed in its reports on file with the U.S. Securities and Exchange Commission, including, but not limited to, its report on Form 10K for the year ended April 30, 1999 and its report on Form 10-Q for the quarter ended July 31, 1999.


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